UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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VICTORY ELECTRONIC CIGARETTES CORPORATION
(Name of Registrant as Specified In Charter)

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VICTORY ELECTRONIC CIGARETTES CORPORATION
11335 Apple Drive
Nunica, Michigan 49448

To the Holders of Common Stock of Victory Electronic Cigarettes Corporation:

This Information Statement is being circulated to inform the stockholders of actions already approved by written consent of the majority stockholders holding 50.54% of the outstanding shares of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders, warrant holders and option holders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective at least 20 days after the mailing of this Information Statement are:

To amend the Company’s Articles of Incorporation to change the name of the Company from “Victory Electronic Cigarettes Corporation” to “Electronic Cigarettes International Group, Ltd.” (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.)

To effect shareholder approval of the Company’s 2014 Long-Term Stock Incentive Plan, designed for the benefit of our employees, directors and consultants.

Attached hereto for your review is an Information Statement relating to the above described action.

By Order of the Board of Directors,

/s/ Brent David Willis
Brent David Willis
Chief Executive Officer

June 13, 2014

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

June 13, 2014

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Victory Electronic Cigarettes Corporation, a Nevada corporation (the “Company”), to notify such Stockholders of the following:

1.
On or about April 10, 2014, the Company received written consents in lieu of a meeting of Stockholders from stockholders holding 50.54% of the outstanding shares of our Common Stock. This represents approximately 36,037,994 of the shares of the 71,299,899 total issued and outstanding shares of Common Stock of the Company (the “Majority Stockholders”), authorizing the Company to change the name of the Company from “Victory Electronic Cigarettes Corporation” to “Electronic Cigarettes International Group, Ltd.” and to adopt a 2014 Long-Term Stock Incentive Plan, designed for the benefit of our employees, directors and consultants.

2.
On April 8, 2014, the Board of Directors of the Company approved the above-mentioned action, subject to Stockholder approval. The Majority Stockholders approved the action by written consent in lieu of a meeting on April 10, 2014, in accordance with Section 78.320 of the Nevada Revised Statutes, as amended (the “NRS”).  Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") believes that the shareholders of the Company will benefit if the Company changes its name from “Victory Electronic Cigarettes Corporation” to “Electronic Cigarettes International Group, Ltd.” (the “Name Change”), as such name change will give the Company the ability to achieve greater brand recognition and more positive reaction to the Company’s marketing efforts as the acronym of the new name, “ECIG” will be the same as the Company’s stock symbol as well as the colloquial name of the product that the Company sells.

Additionally, the Board believes that the shareholders of the Company will benefit if the Company adopts a 2014 Long-Term Stock Incentive Plan (the “2014 Plan”), designed for the benefit of our employees, directors and consultants as the 2014 Plan will encourage our employees, directors and consultants to own shares of our Common Stock which will foster broad alignment between the interests of employees, directors and consultants and the interests of our stockholders. The Board also believes that the 2014 Plan will help us to attract, motivate and retain talented, qualified employees and consultants.

Accordingly, it was the Board's opinion that the corporate actions described above would better position the Company to provide the stockholders of the Company with the greatest potential return. The Board and the Majority Stockholders approved the above actions on April 8, 2014, and April 10, 2014, respectively.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “VICTORY ELECTRONIC CIGARETTES CORPORATION” TO “ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.”

General

The Board of Directors of the Company (the "Board") has approved and recommends to the shareholders a proposal to change its name from “Victory Electronic Cigarettes Corporation” to “Electronic Cigarettes International Group, Ltd.”. The Board has authorized the filing of a Certificate of Amendment to its Articles of Incorporation with the State of Nevada to affect the Name Change. The Company anticipates the effective date of the Name Change will be July 2, 2014.

Reasons for the Name Change

The Board believes that changing the Company’s name will give the Company the ability to achieve greater brand recognition and more positive reaction to the Company’s marketing efforts as the acronym of the new name, “ECIG” will be the same as the Company’s stock symbol as well as the colloquial name of the product that the Company sells.

Effect of the Name Change

The change of name will not affect in any way the validity or transferability of stock certificates outstanding or the capital structure of the Company or the trading of the Company’s stock on the Over the Counter Bulletin Board. If the change of name proposal is passed by the shareholders, it will not be necessary for shareholders to surrender their existing stock certificates. Instead, when certificates are presented for transfer, new certificates bearing the name, Electronic Cigarettes International Group, Ltd. will be issued.

ADOPTION OF THE COMPANY’S 2014 LONG-
TERM STOCK INCENTIVE PLAN

General

The Board has approved and recommends to the shareholders a proposal adopting the 2014 Long-Term Stock Incentive Plan. The Board believes that encouraging our employees, directors and consultants to own shares of our Common Stock fosters broad alignment between the interests of employees, directors and consultants and the interests of our stockholders. The Board also believes that the 2014 Plan will help us to attract, motivate and retain talented, qualified employees and consultants.

Reasons for Adoption the 2014 Plan

The 2014 Plan is proposed to enable us to provide a means to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for our successful administration and management, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for our welfare. A further purpose of the 2014 Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance our profitable growth. Accordingly, the 2014 Plan provides for the following:

●
discretionary grants to our (or our affiliates’) employees, consultants, and directors of (a) shares of Common Stock that are subject to restrictions on disposition and forfeiture to us under certain circumstances (“Restricted Stock”), (b) restricted stock unit awards (“RSU Awards”), (c) shares of Common Stock, without satisfaction of any performance criteria or objectives (“Stock Awards”), (d) stock options that do not constitute Incentive Stock Options (“Non-statutory Stock Options”), (e) stock appreciation rights (“Stock Appreciation Rights”), (f) shares of Common Stock, cash payments, or a combination thereof that may be earned based on the satisfaction of various performance measures (“Performance Awards”), and (g) the right to receive the value of shares of Common Stock, cash payments or a combination thereof which vest over a period of time (“Phantom Stock Awards”); and

●
discretionary grants to our employees or the employees of our subsidiary corporations of stock options that constitute incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).

Potential Impacts the 2014 Plan

Below is a summary of the terms of the 2014 Plan that is qualified in its entirety by reference to the full text of the 2014 Plan which is attached to this Proxy Statement as Appendix A.

Administration

The 2014 Plan will be administered by a committee (the “Committee”) appointed by the Board that will be comprised solely of two or more non-employee directors who also qualify as “outside directors” (within the meaning assigned to such term under Section 162(m) of the Code (“Section 162(m)”)) and as “Non-Employee Directors” as defined in Rule 16b-3 of the Exchange Act. The Board has appointed the Compensation Committee to initially administer the 2014 Plan.

The Committee will have full authority, subject to the terms of the 2014 Plan, to establish rules and regulations for the proper administration of the 2014 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Committee will consider such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Committee in its discretion shall deem relevant. The Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2014 Plan or in any agreement relating to an award in the manner and to the extent it shall deem expedient to carry it into effect.

Number of Shares Subject to the 2014 Plan and Award Limits

The aggregate maximum number of shares of Common Stock that may be issued under the 2014 Plan will be limited to 10% of the shares of Common Stock outstanding, which calculation shall be made on the first trading day of a new fiscal year (“Plan Share Limit”); provided that for purposes of 2014, the maximum aggregate number of shares of common stock that may be issued under the 2014 Plan, including pursuant to stock options, stock awards and stock appreciation rights, is limited to 2,250,000 shares of common stock, or approximately 3% of the common stock outstanding on the date the 2014 Plan was approved by the Board of Directors. The number of shares of Common Stock that are the subject of awards under the 2014 Plan which are forfeited or terminated, expire unexercised, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2014 Plan. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares will be treated as shares that have been issued under the 2014 Plan and will not again be available for issuance under the 2014 Plan. If shares of Common Stock are tendered in payment of an option price of an option or the exercise price of a SAR, those shares will not be available for issuance under the 2014 Plan.

The maximum aggregate number of shares of Common Stock that the Company may issue under the 2014 Plan in any single year is 5% of the issued and outstanding shares of Common Stock. The aggregate number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the 2014 Plan is 1,000,000 shares. The maximum aggregate number of shares of Common Stock that may be subject to options granted in any one calendar year to any one employee is 1,000,000 shares, determined as of the dates of grant. The maximum aggregate number of shares of Common Stock that may be granted pursuant to Stock Appreciation Rights granted in any one calendar year to any one employee is 1,000,000 shares, determined as of the dates of grant. The maximum aggregate number of shares of Common Stock that may be granted to any individual participant in a single year is no more than 25% of the total shares awarded for that year under the 2014 Plan. The maximum aggregate amount awarded or credited with respect to Performance Awards to any one employee in any one calendar year that are payable in cash may not exceed $15,000,000 in value, determined as of the date of grant.

The limitations described above may be adjusted upon a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of shares of Common Stock outstanding without receipt of consideration by our company.

Eligibility

All of our (and our affiliates’) employees, directors and consultants are eligible to participate in the 2014 Plan. The selection of those employees, directors and consultants, from among those eligible, who will receive Incentive Stock Options, Non-statutory Stock Options, Stock Awards, Restricted Stock awards, Performance Awards, Phantom Stock Awards, Stock Appreciation Rights or RSU Awards or any combination thereof is within the discretion of the Committee. However, Incentive Stock Options may be granted only to our employees and employees of our subsidiary corporations. We currently have three executive officers, three non-employee directors and approximately 100 other employees that would be eligible to participate in the 2014 Plan.

Term of 2014 Plan

The 2014 Plan became effective as of April 8, 2014, the date the Board approved it and will be considered to have qualified as a shareholder approved incentive plan as of July 2, 2014, twenty days following the mailing of this information statement. No further awards may be granted under the 2014 Plan after April 8, 2024, and the 2014 Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2014 Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Restricted Stock

a. Transfer Restrictions and Forfeiture Obligations.  Pursuant to a Restricted Stock award, shares of Common Stock will be issued or delivered to the employee, director or consultant at the time the award is made without any payment to us (other than for any payment amount determined by the Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Committee. The Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on (i) the attainment of one or more performance measures established by the Committee, (ii) the continued employment or service with us or our affiliates for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion. Upon the issuance of shares of Common Stock pursuant to a Restricted Stock award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends will accrue and be paid when the forfeiture restrictions applicable to the Restricted Stock award have lapsed. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock awards, including rules pertaining to the effect of the termination of employment or service as a director or consultant of a recipient of Restricted Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

b. Accelerated Vesting.  The Committee may, in its discretion, fully vest (i.e., cause the lapse of forfeiture restrictions with respect to) any outstanding Restricted Stock award as of a date determined by the Committee.

c. Other Terms and Conditions.  The Committee may establish other terms and conditions for the issuance of Restricted Stock under the 2014 Plan.

Restricted Stock Unit Awards

a. RSU Awards.  An RSU Award will be similar in nature to a Restricted Stock Award except that no shares of Common Stock or cash will be transferred to the holder of the award until the applicable vesting restrictions lapse or performance conditions have been satisfied. The amount of, and the vesting and the transferability restrictions applicable to, any RSU Award will be determined by the Committee in its sole discretion. The Committee will maintain a bookkeeping ledger account that reflects the number of restricted stock units credited under the 2014 Plan for the benefit of a holder.

b. RSU Award Agreement.  Each RSU Award will be evidenced by an award agreement that contains any substantial risk of forfeiture (within the meaning of Section 409A of the Code (“Section 409A”)), vesting and transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the 2014 Plan as the Committee may specify. An RSU Award agreement may provide for the payment of dividend equivalents.

c. Form of Payment Under RSU Award.  Payment under an RSU Award will be made in cash or shares of Common Stock as specified in the applicable award agreement.

d. Time of Payment Under RSU Award.  Payment to a holder under an RSU Award shall be made at the time specified in the applicable award agreement. The award agreement will specify that the payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the RSU Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A.

Stock Awards

a. Award.  Stock Awards are rights to receive shares of Common Stock, which vest immediately, without satisfaction of any performance criteria or objectives.

b. Payment.  A Stock Award entitles the recipient to receive immediate payment of such award in Common Stock. The Committee may, in its discretion, require payment, partial payment or other conditions of the recipient relating to any Stock Award.

c. Other Terms and Conditions.  The Committee may establish other terms and conditions for Stock Awards under the 2014 Plan.

Stock Options

a. Term of Option.  The term of each option will be as specified by the Committee at the date of grant but shall not be exercisable more than ten years after the date of grant. The effect of the termination of an optionee’s employment, consulting relationship, or membership on the Board will be specified in the option agreement that evidences each option grant.

b. Option Price.  The option price will be determined by the Committee and, in the case of an Incentive Stock Option, may not be less than the fair market value of a share of Common Stock on the date that the option is granted.

c. Repricing Restrictions.  Except for adjustments for certain changes in the Common Stock, the Committee may not, without the approval of our stockholders, amend any outstanding option agreement that evidences an option grant to lower the option price (or cancel and replace any outstanding option agreement with an option agreement having a lower option price). In addition, the Committee may not lower the option price (or cancel and replace any outstanding option agreement with an option agreement having a lower option price) to the extent that doing so would subject the holder to additional taxes under Section 409A.

d. Special Rules for Certain Stockholders.  If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of a subsidiary of ours, then the term of the option may not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

e. Size of Grant.  Subject to the limitations described above under the section “Number of Shares Subject to the 2014 Plan and Award Limits,” the number of shares for which an option is granted to an employee, director or consultant will be determined by the Committee.

f. Status of Options.  The status of each option granted to an employee as either an Incentive Stock Option or a Non-statutory Stock Option will be designated by the Committee at the time of grant. Unless an option is specifically characterized by the Committee as an Incentive Stock Option it will be a Non-statutory Stock Option. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Non-statutory Stock Options. All options granted to any non-employee directors and consultants will be Non-statutory Stock Options.

g. Payment.  The option price upon exercise may be paid by an optionee in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the option price under the option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or one of our executive officers) or (c) any other form of payment which is acceptable to the Committee.

h. Option Agreement.  All options will be evidenced by a written agreement containing provisions consistent with the 2014 Plan and such other provisions as the Committee deems appropriate, including provisions to qualify an Incentive Stock Option under Section 422 of the Code. The terms and conditions of the respective option agreements need not be identical. The Committee may, with the consent of the participant, amend any outstanding option agreement in any manner not inconsistent with the provisions of the 2014 Plan, including amendments that accelerate the exercisability of the option.

Stock Appreciation Rights

a. Term of Stock Appreciation Right.  The term of each Stock Appreciation Right will be as specified by the Committee at the date of grant but shall not be exercisable more than ten years after the date of grant.

b. Stock Appreciation Rights Agreement.  All Stock Appreciation Rights will be evidenced by a written agreement containing provisions consistent with the provisions of the 2014 Plan and such other provisions as the Committee deems appropriate. The terms and conditions of the respective Stock Appreciation Rights agreements need not be identical. The Committee may, with the consent of the participant, amend an outstanding Stock Appreciation Right agreement in any manner that is not inconsistent with the provisions of the 2014 Plan, including amendments that accelerate the time at which the Stock Appreciation Right may be exercisable. Unless otherwise provided in a Stock Appreciation Rights agreement, upon the exercise of a Stock Appreciation Right, a holder will be entitled to receive payment from us in an amount determined by multiplying (i) the difference between the value of a share of Common Stock on the date of exercise over the grant price by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. The per share grant price for a Stock Appreciation Right will be established on the date of grant of the Stock Appreciation Right. At the discretion of the Committee, the payment made to a holder upon the exercise of a Stock Appreciation Right may be in cash, in shares of Common Stock or in some combination of cash and Common Stock.

c. Repricing Restrictions.  Except for adjustments for certain changes in the Common Stock, the Committee may not, without the approval of our stockholders, amend any outstanding Stock Appreciation Right agreement to lower the Stock Appreciation Right grant price (or cancel and replace any outstanding Stock Appreciation Right with Stock Appreciation Rights agreements having a lower Stock Appreciation Right grant price). In addition, the Committee may not lower the Stock Appreciation Right grant price (or cancel and replace any outstanding Stock Appreciation Right with Stock Appreciation Rights agreements having a lower Stock Appreciation Right grant price) to the extent that doing so would subject the holder to additional taxes under Section 409A.

Performance Awards

a. Grant of Performance Awards.  The Committee, at any time, may grant Performance Awards under the 2014 Plan to eligible persons in such amounts and upon such terms as the Committee may determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Award will generally be based upon the attainment of performance goals as the Committee may determine. The performance period for any Performance Award will not be less than one year. All of our (and our affiliates’) employees are eligible to receive grants of Performance Awards.

b. Performance Goals.  The 2014 Plan provides that a performance goal must be objective so that a third party having knowledge of the relevant facts could determine whether the goal is met. A performance goal may be based on one or more business criteria that apply to the holder, one or more of our business units, or us as a whole, with reference to one or more of the following: stock price (including adjustments for dividends), funds from operations, adjusted funds from operations, earnings or adjusted earnings before or after interest, taxes, depletion, depreciation or amortization, earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income (before or after taxes), market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, return on investment, return on sales, operating or profit margins, shareholder value, net cash flow, operating income, cash flow, cash flow from operations, cost reductions or cost savings, cost ratios (per employee or per customer), expense control, sales, proceeds from dispositions, project completion time, budget goals, net cash flow before financing activities, customer growth, total capitalization, debt to total capitalization ratio, credit quality or debt ratings, dividend payout, dividend growth, production volumes or safety results. Goals may also be based on performance relative to a peer group of companies. A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Performance goals may be determined by including or excluding, in the Committee’s discretion, items that are determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the disposal or acquisition of a segment of a business, or related to a change in accounting principal, in each case, based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall, or other applicable accounting rules, or consistent with our accounting policies and practices in effect on the date the performance goal is established. In interpreting 2014 Plan provisions applicable to performance goals and performance awards, it is intended that the 2014 Plan conform with the standards of Section 162(m).

c. Performance Award Agreement.  Each Performance Award will be evidenced by an agreement that contains any vesting or transferability restrictions, performance goals, payment provisions and other provisions not inconsistent with the 2014 Plan as the Committee may specify. The terms and provisions of the respective Performance Award agreements need not be identical.

d. Time of Establishment of Performance Goals.  With respect to a covered employee (as defined in Section 162(m)), a performance goal for a particular Performance Award must be established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the performance goal relates or (ii) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain.

e. Payment.  Payment under a Performance Award may be made in cash or shares of Common Stock, as specified in the holder’s award agreement. Unless a Performance Award is structured as a current transfer of shares of Common Stock subject to a risk of forfeiture in the event performance goals are not achieved, a holder’s payment under a Performance Award will be made at the time specified in the applicable award agreement. The award agreement will specify that any payment will be made (i) by a date that is no later than the date that is two and one-half months after the end of the calendar year in which the Performance Award payment is no longer subject to a substantial risk of forfeiture or (ii) at a time that is permissible under Section 409A. The amount of compensation payable under a performance award may not be increased. If the time at which a performance award will vest or be paid is accelerated for any reason, the number of shares of Common Stock subject to, or the amount payable under, the Performance Award will be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

f. Dividends and Dividend Equivalents.  Holders of Performance Awards will not be entitled to the payment of dividend equivalents under the award, unless the payment of dividend equivalents will be subject to the same performance conditions as apply to the Performance Award. In the case of a Performance Award that is payable in shares of Common Stock, if the holder becomes entitled to the payment of dividends paid in shares of Common Stock with respect to the Performance Award, these dividends will be added to the Performance Award and will be subject to the satisfaction of the same performance conditions as apply to the underlying Performance Award.

Phantom Stock Awards

a. Forfeiture.  Phantom Stock Awards under the 2014 Plan are awards of rights to receive the value of shares of Common Stock. Such awards vest over a period of time established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the recipient of a Phantom Stock Award. A Phantom Stock Award will terminate if the recipient’s employment or service as a director or consultant with us and our affiliates terminates during the applicable vesting period, except as otherwise determined by the Committee.

b. Payment.  Following the end of the vesting period for a Phantom Stock Award (or at such other time as may be provided in a Phantom Stock Award agreement), the holder of a Phantom Stock Award will be entitled to receive payment of the an amount not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof.

c. Other Terms and Conditions.  The Committee may establish other terms and conditions for Phantom Stock Awards under the 2014 Plan.

Corporate Change and Other Adjustments

The 2014 Plan provides that, upon a Corporate Change (as hereinafter defined), the Committee generally may accelerate the vesting of options and Stock Appreciation Rights, cancel options and Stock Appreciation Rights and cause us to make payments in respect thereof in cash, or adjust the outstanding options and Stock Appreciation Rights as appropriate to reflect such Corporate Change (including, subject to certain conditions, having some or all of the then outstanding options and Stock Appreciation Rights (whether vested or unvested) assumed or having a new award of a similar nature substituted for some or all of their then outstanding options and Stock Appreciation Rights under the 2014 Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change). The 2014 Plan provides that a Corporate Change occurs if (i) we are not the surviving entity in any merger or consolidation or other reorganization (or we survive only as a subsidiary of an entity other than an entity that was directly or indirectly wholly-owned by us immediately prior to such merger, consolidation or other reorganization), (ii) we sell, lease or exchange all or substantially all of our assets to any other person (other than an entity that is directly or indirectly wholly owned by us), (iii) we are to be dissolved, (iv) any person or group acquires or gains ownership or control of more than 50% of the outstanding shares of our voting stock, (v) as a result of a contested election of directors, the persons who were our directors before the election cease to constitute a majority of our Board or (vi) we are party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii), (iii), (iv) or (v). With respect to awards under the 2014 Plan other than options and Stock Appreciation Rights, upon changes in our capitalization the Committee generally may make appropriate adjustments to the awards.

The maximum number of shares that may be issued under the 2014 Plan and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2014 Plan, will be appropriately adjusted by the Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

Transferability

An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or such employee’s guardian or legal representative. All other awards under the 2014 Plan are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or with the consent of the Committee (as to certain family transfers, or otherwise).

Amendments

The Board may from time to time amend the 2014 Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2014 Plan to change the class of eligible individuals, increase the number of shares of Common Stock that may be issued under the 2014 Plan, or amend or delete the provisions of the 2014 Plan that prevent the Committee from amending any outstanding option or Stock Appreciation Right agreement to lower the option price or Stock Appreciation Right grant price (or cancel and replace any outstanding option agreement with an option agreement having a lower option price or cancel and replace any outstanding Stock Appreciation Right agreement with a Stock Appreciation Right agreement having a lower grant price).

Recoupments in Restatement Situations

If we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under applicable securities laws, a recipient of an award under the 2014 Plan who was or is then one of our executive officers will forfeit and must repay to us any compensation awarded to him under the 2014 Plan to the extent specified in any of our recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the SEC under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).

Federal Income Tax Aspects of the 2014 Plan

The following discussion summarizes certain material U.S. federal income tax consequences to us and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2014 Plan. The discussion is based upon the provisions of the Code and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. Options and Stock Appreciation Rights with exercise prices less than the fair market value of Common Stock on the dates of grant, Phantom Stock, and certain other awards that may be granted pursuant to the 2014 Plan, could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A and guidance promulgated thereunder. We do not currently intend to grant such awards under the Plan, but if, in the future, we do grant such awards we anticipate they will likely be designed to comply with those restrictions and to avoid the additional taxes imposed by Section 409A. This summary reflects generally contemplated consequences and does not purport to deal with all aspect of U.S. federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Restricted Stock.  The recipient of a Restricted Stock award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m), we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m), deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock award and is irrevocable.

Restricted Stock Unit Awards.  The grant of an RSU Award under the 2014 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for us at the time of grant. At the time an RSU Award vests the recipient will generally recognize ordinary income and, subject to the application of Section 162(m) as discussed below, we will be entitled to a corresponding deduction. Generally, the measure of the income and the deduction will be the number of units subject to the RSU Award multiplied by the value of our Common Stock at the time the RSU Award is settled.

Stock Awards.  The recipient of a Stock Award will realize taxable ordinary income at the time of grant in an amount equal to the fair market value of the shares of Common Stock on the date of the award, and, subject to Section 162(m), we will be entitled to a corresponding deduction.

Incentive Stock Options.  Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the “holding period”). In such event, we would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee’s alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute long-term capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Non-statutory Stock Options and Stock Appreciation Rights.  As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-statutory Stock Option (whether or not including a stock appreciation right), and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-statutory Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a Non-statutory Stock Option or a stock appreciation right, and subject to the application of Section 162(m) as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-statutory Stock Option or a stock appreciation right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Non-statutory Stock Option or stock appreciation rights.

Performance Awards and Phantom Stock Awards.  An individual who has been granted a Performance Award or a Phantom Stock Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance Award or Phantom Stock Award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) as discussed below, we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the Performance Award or the Phantom Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award or a Phantom Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) as discussed below, deductible as such by us.

Section 162(m).  Generally, Section 162(m) precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to its covered employees (as defined in Section 162(m)). Our Section 162(m) covered employees are the principal executive officer and our three next highest-paid officers other than the principal financial officer. The Section 162(m) deduction limitation does not apply to certain performance-based compensation that satisfies certain requirements of Section 162(m). The 2014 Plan is designed to permit the Committee to grant awards to covered executive officers that will constitute qualified performance-based compensation for purposes of Section 162(m). Approval of this proposal by our stockholders will constitute approval of 2014 Plan itself and approval of the material terms under which remuneration may be paid under the 2014 Plan, including performance goals, pursuant to Section 162(m). Based on Section 162(m) and the regulations issued thereunder, our ability to deduct compensation income generated in connection with the exercise of Non-statutory Stock Options or Stock Appreciation Rights granted by the Committee under the 2014 Plan generally should not be limited by Section 162(m). Further, we intend that compensation income generated in connection with Performance Awards granted by the Committee under the 2014 Plan (whether they are structured as performance-based restricted stock, restricted stock units or otherwise) generally should not be limited by Section 162(m).

The 2014 Plan is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2014 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the 2014 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2014 Plan or award recipients.

Parachute Payment Sanctions.  Certain provisions of the Plan or provisions included in an award agreement may afford a recipient special protections or payments which are contingent on a change in the ownership or effective control of us or in the ownership of a substantial portion of our assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute “parachute payments” that, when aggregated with other parachute payments received by the recipient, if any, could result in the recipient receiving “excess parachute payments” (a portion of which would be allocated to those protections or payments derived from the award). We would not be allowed a deduction for any such excess parachute payments, and the recipient of the payments would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed.

Dissenter’s Rights of Appraisal

The Stockholders have no right under the NRS, the Company’s Articles of Incorporation or the Company’s By-Laws to dissent from any of the provisions adopted as set forth herein.

Summary of the Actions to be Taken

The Board recommends changing the Company’s name from “Victory Electronic Cigarettes Corporation” to “Electronic Cigarettes International Group, Ltd.” as the Name Change will give the Company the ability to achieve greater brand recognition and more positive reaction to the Company’s marketing efforts as the acronym of the new name, “ECIG” will be the same as the Company’s stock symbol as well as the colloquial name of the product that the Company sells.

Additionally the Board recommends adopting the 2014 Plan as adoption of the 2014 Plan will encourage our employees, directors and consultants to own shares of our Common Stock which will foster broad alignment between the interests of employees, directors and consultants and the interests of our stockholders. The Board also believes that the 2014 Plan will help us to attract, motivate and retain talented, qualified employees and consultants.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on April 10, 2014, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the forgoing action will not become effective until at least 20 calendar days after the mailing of this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except in their capacity as shareholders (which interest does not differ from that of the other common shareholders), none of our officers, directors, or any of their respective affiliates has any interest in the Name Change. While our officers and directors are eligible to be participants in the 2014 Plan, no awards under the 2014 Plan have been granted yet.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 100,000,000 shares of Common Stock at a par value of $0.001 per share. As of the date of the Consent by the Majority Stockholders, April 10, 2014, the Company had 71,299,899 shares of Common Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On April 10, 2014 the holders of 50.54% of the outstanding shares of our common stock executed and delivered to the Company a written consent approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The NRS provides in substance that unless the Company’s articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of April 10, 2014 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of April 10, 2014. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of April 10, 2014 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Victory Electronic Cigarettes Corporation, 11335 Apple Drive, Nunica, Michigan 49448.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership		Percent of class of Common Stock (1)
5% Shareholders:
Paul Simon	3,900,000		5.5%

Directors and Officers:
Brent David Willis Chief Executive Officer, President, Secretary and Director	6,375,000	(2)	8.8%
Robert Hartford Chief Financial Officer and Treasurer	500,000		*
Marc Hardgrove Chief Creative Innovation Officer and Director	17,550,000		24.6%
Elliot B. Maisel
Director	2,902,202		4.1%
Michael Clapper President – International and Director	2,693,048		3.8%
James P. Geiskopf Director	600,000	(3)	*
William R. Fields Director	1,881,463	(4)	2.6%
Paul Herman Director	329,795	(5)	*
Directors and Officers as a group (8 persons)	32,831,609		43.7%
* - Less than 1%

(1)
Based on 71,299,899 shares of common stock issued and outstanding as of April 10, 2014. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Includes 1,500,000 shares of common stock underlying options held by Mr. Willis that are presently
(3)	Includes 500,000 shares of common stock underlying options held by Mr. Geiskopf that are presently exercisable.
(4)
Includes 100,000 warrants held directly by Mr. Fields that are presently exercisable and 1,781,563 warrants that Mr. Fields indirectly holds through Fields Texas Limited, LLC, of which Mr. Fields beneficially owns 100%.

(5)	Includes 329,795 shares of common stock indirectly held through Bluebox Corporate Finance Limited, of which Mr. Herman beneficially owns 51%.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers during the years ended December 31, 2013, and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brent D. Willis(1)	2013	142,308	—	—	150,000	—	—	—	292,308
Chief Executive Officer,	2012	100,000	—	—	—	—	—	—	100,000
President and Secretary

Robert Hartford(2)	2013	71,154	—	—	50,000	—	—	—	121,154
Chief Financial Officer and Treasurer

Marc Hardgrove(3)	2013	106,231	—	—	—	—	—	—	106,731
Chief Creative Innovation Officer	2012	150,000	—	—	—	—	—	—	150,000

Nathan Woods(4)	2013	—	—	—	—	—	—	—	—
Former Chief Executive Officer and President	2012	—	—	—	—	—	—	—	—

(1)
Mr. Willis was appointed as Chief Executive Officer, President and Secretary on June 25, 2013. The amount set out in the table above for Mr. Willis for the year 2012 and for 2013 up to June 25, reflects $100,000 and $50,000 of compensation, respectively, paid by Victory Electronic Cigarettes, Inc., which became our wholly-owned subsidiary on June 25, 2013.

(2)	Mr. Hartford was appointed Chief Financial Officer and Treasurer on July 9, 2013. Mr. Hartford received compensation prior to July 9, 2013 from the Company for services rendered as a consultant.
(3)
Mr. Hardgrove was appointed as Chief Creative Innovation Officer on June 25, 2013. The amount set out in the table above for Mr. Hardgrove for the year 2012 and for 2013 up to June 25, reflects $150,000 and $37,000 of compensation, respectively, paid by Victory Electronic Cigarettes, Inc., which became our wholly-owned subsidiary on June 25, 2013.

(4)	Mr. Woods resigned from his position as Chief Executive Officer and President on June 25, 2013. Mr. Woods received no compensation for his services as an employee for the year 2012 and for 2013 up to June 25. We did not have an employment agreement with Mr. Woods. He received no compensation upon his resignation or the change of control that occurred on June 25, 2013, when we acquired Victory Electronic Cigarettes, Inc, pursuant to a share exchange agreement.
(5)	The aggregate grant date fair value for 2013 stock awards was computed in accordance with FASB ASC 718. A discussion of all assumptions made in the valuation of the awards is in Note 8, Stock Based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K, as amended on May 6, 2014, for the year ended December 31, 2013.

Employment Agreements

Employment Agreement with Brent Willis

On June 25, 2013, we entered into an employment agreement with Brent Willis whereby we agreed to employ Brent Willis as our Chief Executive Officer.

Pursuant to the terms of the agreement, we agreed to pay Mr. Willis a base salary of $200,000 per annum subject to annual review commencing January 1, 2014. The base salary for the 2013 calendar year shall be based upon an amount of $200,000 pro-rated from June 25, 2013, which was $92,308. In January of each year starting in 2014, the board of directors will determine if a salary adjustment increase is warranted for Mr. Willis and shall establish criteria for the payment of an incentive bonus with respect to such year. Mr. Willis may be entitled to a performance bonus which is based upon criteria to be established by the board of directors. If Mr. Willis achieves such targets as established by the board of directors, Mr. Willis will earn a performance bonus calculated at 50% of base salary. If Mr. Willis exceeds the target established by the board of directors, Mr. Willis will have the opportunity to earn a performance bonus of up to 100% of base salary. If established and defined by the board of directors, Mr. Willis shall be eligible to participate in our company’s stock option or share award plan, which shall provide for a potential stock or stock option award each year commensurate with the achievement of the performance bonus, subject to vesting and other requirements.

For 2013, Mr. Willis was entitled to receive 3,000,000 shares, options, warrants or share equivalents, to be vested at a rate of 50% on December 31, 2013 and 50% on December 31, 2014. Accordingly, on June 25, 2013, he was granted 3,000,000 options by the board of directors, which have an exercise price of $0.25. In the event of a significant financial event or a change of control, all shares, options, warrants or share equivalents will immediately vest.

Mr. Willis is entitled to three weeks’ vacation with pay annually. Our company has agreed to reimburse Mr. Willis for all expenses reasonably incurred in connection with the performance of his duties under the agreement.

The term of the employment agreement is effective from June 25, 2013 until January 1, 2014, unless terminated in accordance with the agreement. The employment agreement renews thereafter on an annual basis beginning January 1, 2014 to December 31, 2014 and for every successive year thereafter unless the parties terminate the agreement. Either party must provide written notice to the other party if the former elects not to renew the employment agreement, however, the exercising party shall provide such written notice on or before 60 days prior to the commencement of the renewal period.

Pursuant to the terms of the employment agreement, Mr. Willis has agreed that he will not, without the prior written consent of our company, during the term of the employment agreement or for a period of 12 months after the expiration or termination of the employment, engage in or carry on business or otherwise have any interest in or permit Mr. Willis’ name to be used in connection with any e-cigarette business which is competitive to the business of our company or which provides the same or substantially similar services as the business of our company. Further, and under such circumstances, Mr. Willis has agreed he will not solicit, interfere with, accept any business from or render any services to anyone whom Mr. Willis knows or should have reason to know is a client or prospective client of our company.

Our company may terminate the employment agreement for the following reasons at any time by delivery of a notice of termination for any of the following reasons:

●	Mr. Willis, in carrying out his duties, engages in conduct that constitutes intentional or conscientious misconduct (including but not limited to intentional or reckless breach of fiduciary duties);
●
Mr. Willis commits an intentional or reckless and material breach of his employment agreement or commits an intentional or reckless act of misappropriation or fraud against our company, our property, or otherwise;

●	Mr. Willis is convicted of any felony or act of dishonesty by a court of competent jurisdiction; or
●	Mr. Willis materially fails to achieve annual mutually agreed performance objectives as established by management and agreed upon by our board of directors.

Pursuant to the terms of the employment agreement, we have agreed to defend, indemnify and hold harmless Mr. Willis if he is threatened or made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer or employee of our company.

Employment Agreement with Robert Hartford

On July 9, 2013, we entered into an employment agreement with Robert Hartford, whereby Mr. Hartford agreed to provide employment services as the Chief Financial Officer of our company. We agreed to pay Mr. Hartford a base salary of $100,000 per annum subject to annual review commencing January 1, 2014. The base salary for the 2013 calendar year shall be based upon an amount of $100,000 pro-rated from July 9, 2013, which was $46,154. In January of each year starting in 2014, the board of directors will determine if a salary adjustment increase is warranted for Mr. Hartford and shall establish criteria for the payment of an incentive bonus with respect to such year. Mr. Hartford may be entitled to a performance bonus which is based upon a target of three areas consisting of profit growth, free cash flow and cash flow management; and a strategic objective (e.g. funding, line of credit, etc.). If Mr. Hartford achieves such targets as established by the board of directors, Mr. Hartford will earn a performance bonus calculated at 25% of base salary. If established and defined by the board of directors, Mr. Hartford shall be eligible to participate in our company’s stock option or share award plan, which shall provide for a potential stock or stock option award each year commensurate with the achievement of the performance bonus, subject to vesting and other requirements.

For 2013, Mr. Hartford was entitled to receive options to purchase up to 1,000,000 common shares of our company at a price of $0.25 per share for a period of five years, to be vested at a rate of 50% on December 31, 2013 and 50% on December 31, 2014. Accordingly, on July 9, 2013, he was granted 1,000,000 options by the board of directors, which have an exercise price of $0.25. In the event of a significant financial event or a change of control, all shares, options, warrants or share equivalents will immediately vest.

Mr. Hartford is entitled to three weeks’ vacation with pay annually. Our company has agreed to reimburse Mr. Hartford for all expenses reasonably incurred in connection with the performance of his duties under the agreement.

The term of the employment agreement is effective from July 9, 2013 until January 1, 2014, unless terminated in accordance with the agreement. The employment agreement renews thereafter on an annual basis beginning January 1, 2014 to December 31, 2014 and for every successive year thereafter unless the parties terminate the agreement. Either party must provide written notice to the other party if the former elects not to renew the employment agreement; however, the exercising party shall provide such written notice on or before 60 days prior to the commencement of the renewal period.

Pursuant to the terms of the employment agreement, Mr. Hartford has agreed that he will not, without the prior written consent of our company, during the term of the employment agreement or for a period of 12 months after the expiration or termination of the employment, engage in or carry on business or otherwise have any interest in or permit Mr. Hartford’s name to be used in connection with any e-cigarette business which is competitive to the business of our company or which provides the same or substantially similar services as the business of our company. Further, and under such circumstances, Mr. Hartford has agreed he will not solicit, interfere with, accept any business from or render any services to anyone whom Mr. Hartford knows or should have reason to know is a client or prospective client of our company.

Our company may terminate the employment agreement for the following reasons at any time by delivery of a notice of termination for any of the following reasons:

●	Mr. Hartford, in carrying out his duties, engages in conduct that constitutes intentional or conscientious misconduct (including but not limited to intentional or reckless breach of fiduciary duties);
●
Mr. Hartford commits an intentional or reckless and material breach of his employment agreement or commits an intentional or reckless act of misappropriation or fraud against our company, our property, or otherwise;

●	Mr. Hartford is convicted of any felony or act of dishonesty by a court of competent jurisdiction; or
●	Mr. Hartford materially fails to achieve annual mutually agreed performance objectives as established by management and agreed upon by our board of directors.

Pursuant to the terms of the employment agreement, we have agreed to defend, indemnify and hold harmless Mr. Hartford if he is threatened or made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer or employee of our company.

Employment Agreement with Marc Hardgrove

On June 25, 2013, we entered into an employment agreement with Marc Hardgrove whereby we agreed to employ Marc Hardgrove as Chief Creative Innovation Officer.

Pursuant to the terms of the agreement, we agreed to pay Mr. Hardgrove a base salary of $150,000 per annum subject to annual review commencing January 1, 2014. The base salary for the 2013 calendar year shall be based upon an amount of $150,000 pro-rated from June 25, 2013, which was $69,231. In January of each year starting in 2014, the board of directors will determine if a salary adjustment increase is warranted for Mr. Hardgrove and shall establish criteria for the payment of an incentive bonus with respect to such year. Mr. Hardgrove may be entitled to a performance bonus which is based upon criteria to be established by the board of directors. If Mr. Hardgrove achieves such targets as established by the board of directors, Mr. Hardgrove will earn a performance bonus calculated at 50% of base salary. If Mr. Hardgrove exceeds the target established by the board of directors, Mr. Hardgrove will have the opportunity to earn a performance bonus of up to 100% of base salary. If established and defined by the board of directors, Mr. Hardgrove shall be eligible to participate in our company’s stock option or share award plan, which shall provide for a potential stock or stock option award each year commensurate with the achievement of the performance bonus, subject to vesting and other requirements. Mr. Hardgrove is entitled to three weeks’ vacation with pay annually. Our company has agreed to reimburse Mr. Hardgrove for all expenses reasonably incurred in connection with the performance of his duties under the agreement.

The term of the employment agreement is effective from June 25, 2013 until January 1, 2014, unless terminated in accordance with the agreement. The employment agreement renews thereafter on an annual basis beginning January 1, 2014 to December 31, 2014 and for every successive year thereafter unless the parties terminate the agreement. Either party must provide written notice to the other party if the former elects not to renew the employment agreement; however, the exercising party shall provide such written notice on or before 60 days prior to the commencement of the renewal period.

Pursuant to the terms of the employment agreement, Mr. Hardgrove has agreed that he will not, without the prior written consent of our company, during the term of the employment agreement or for a period of 12 months after the expiration or termination of the employment, engage in or carry on business or otherwise have any interest in or permit Mr. Hardgrove’s name to be used in connection with any e-cigarette business which is competitive to the business of our company, or which provides the same or substantially similar services as the business of our company. Further, and under such circumstances, Mr. Hardgrove has agreed he will not solicit, interfere with, accept any business from or render any services to anyone whom Mr. Hardgrove knows or should have reason to know is a client or prospective client of our company.

Our company may terminate the employment agreement for the following reasons at any time by delivery of a notice of termination for any of the following reasons:

●
Mr. Hardgrove, in carrying out his duties, engages in conduct that constitutes intentional or conscientious misconduct (including but not limited to intentional or reckless breach of fiduciary duties);

●
Mr. Hardgrove commits an intentional or reckless and material breach of his employment agreement or commits an intentional or reckless act of misappropriation or fraud against our company, our property, or otherwise;

●	Mr. Hardgrove is convicted of any felony or act of dishonesty by a court of competent jurisdiction; or
●	Mr. Hardgrove materially fails to achieve annual mutually agreed performance objectives as established by management and agreed upon by our board of directors.

Pursuant to the terms of the employment agreement, we have agreed to defend, indemnify and hold harmless Mr. Hardgrove if he is threatened or made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer or employee of our company.

Outstanding Equity Awards at 2013 Fiscal Year End

The following table provides information relating to the unexercised options and stock awards that have not vested for the named executive officers as of December 31, 2013. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Brent D. Willis	1,500,000	(1)	1,500,000	(2)	—	$0.25	6/25/18	—	—	$—	$—
Robert Hartford	500,000	(3)	500,000	(2)	—	$0.25	7/9/18	—	—	$—	$—
Marc Hardgrove	—		—		—	—	—	—	—	$—	$—
Nathan Woods	—		—		—	—	—	—	—	$—	$—

(1)	These options vested on December 31, 2013 and have not been exercised.
(2)	These options vest on December 31, 2014.
(3)	These options vested on December 31, 2013 and have been exercised.

Director Compensation for Fiscal 2013

Our non-employee directors generally receive $50,000 annually for serving on our Board, which is paid quarterly in cash, as well as 100,000 options to purchase shares of our common stock annually. Mr. Fields, who became a director on December 30, 2013, was awarded warrants as described below and will also receive the standard non-employee director compensation in future fiscal years. The following table reflects all compensation awarded to, earned by or paid to the Company’s non-employee directors for the fiscal year ended December 31, 2013.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
James P. Geiskopf(4)	25,000	—	25,000	(3)	—	—	—		50,000
William R. Fields(5)	—	—			—	—	235,000	(5)	235,000

(1)	We did not issue any stock awards to our directors as compensation in the year ended December 31, 2013. There were no stock awards outstanding for our non-employee directors as of December 31, 2013.
(2)	The aggregate number of option awards outstanding as of December 31, 2013 was 500,000 for Mr. Geiskopf and none for Mr. Fields.
(3)
We granted Mr. Geiskopf stock options for 500,000 shares of our common stock in the year ended December 31, 2013. The aggregate grant date fair value for 2013 option awards was computed in accordance with FASB ASC 718. A discussion of all assumptions made in the valuation of the awards is in Note 8, Stock Based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K, as amended on May 6, 2014, for the year ended December 31, 2013.

(4)	Mr. Geiskopf has served as a director since June 25, 2013. He received $25,000 in cash for serving on our Board during the quarters ended September 30, 2013 and December 31, 2013.
(5)
Mr. Fields became a director on December 30, 2013. Upon his appointment, he was awarded warrants to purchase 100,000 shares of common stock at an exercise price of $9.05. Pursuant to the adjustment provision contained in the warrant, following the completion of our private offering on January 7, 2014, the exercise price of the warrant adjusted to $5.00 per share with the ability to purchase up to 181,000 shares of common stock. This award was not applicable to any of our other directors. The fair value for the warrants was computed in accordance with FASB ASC 815. A discussion of all assumptions made in the valuation of the awards is in Note 7, Distribution Agreement, to our consolidated financial statements included in our Annual Report on Form 10-K, as amended on May 6, 2014, for the year ended December 31, 2013.

Pension Benefits

We do not have any defined pension plans.

Potential Payments upon Termination or Change in Control

Our executive employment agreements do not call for any potential payments upon the termination or change in control other than Mr. Willis’s and Mr. Hartford’s employment agreements. Mr. Willis’s and Mr. Harford’s employment agreements call for the immediate vesting of all outstanding stock or option awards (including all shares, options, warrants or share equivalents) only upon a change in control or upon a significant financial event; there is no accelerated vesting that would occur upon a termination event. Under Mr. Willis’s employment agreement, a change of control is defined as a) another individual having acquired beneficial ownership of the voting control of more than 50% of securities or shares carrying the voting rights of the Company; b) the consolidation, merger, business combination or other similar transaction in which the Company would not be the surviving entity or the Company’s voting securities or shares would be reclassified, changed into or converted for cash, securities or other property; c) any person or group succeeding in having a sufficient number of its nominees elected as directors of the Company, upon which such directors would constitute a majority of the Company’s board of directors; or d) the Company consummates a sale, transfer or disposition of all or substantially all of its assets.   Under Mr. Harford’s employment agreement, a significant financial event or a change of control is the occurrence of any transfer of control of the Company either directly or indirectly through the appointment of new officers or directors, or through the sale or direct or indirect transfer of a majority of the Company’s stock in a single transaction or series of transactions.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Corporate Secretary, 11335 Apple Drive, Nunica, Michigan 49448, telephone: (616) 384-3272.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

June 13, 2014	By Order of the Board of Directors,

	By:	/s/ Brent David Willis
Brent David Willis
Chief Executive Officer

APPENDIX A

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

2014 LONG-TERM INCENTIVE PLAN

I.           PURPOSE

The purpose of the ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD. 2014 LONG-TERM INCENTIVE PLAN (the “Plan”) is to provide a means through which Electronic Cigarettes International Group Ltd., a Nevada corporation (the “Company”), and its Affiliates may attract able persons to enter the employ or to serve as Directors or Consultants of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Incentive Stock Options, Options that do not constitute Incentive Stock Options, Restricted Stock Awards, Performance Awards, Stock Appreciation Rights, Phantom Stock Awards, Stock Awards, Restricted Stock Unit Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, Consultant, or Director as provided herein.

II.           DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any provision of the Plan:

(a) “Affiliate” means any entity which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity, or (ii) to direct or cause the direction of the management and policies of the controlled entity, whether through the ownership of voting securities or by contract or otherwise.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Phantom Stock Award, Stock Award or Restricted Stock Unit Award granted under the Plan.

(c) “Award Agreement” means an agreement evidencing an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control Value” shall have the meaning assigned to such term in Section XIII(d).

(f) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations issued by the Department of Treasury under such section.

(g) “Committee” means a committee of the Board that is selected by the Board as provided in Section IV(a).

(h) “Common Stock” means the common stock, par value $.01 per share, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section XIII.

(i) “Company” means Electronic Cigarettes International Group Ltd., a Nevada corporation.

(j) “Consultant” means any person who is not an employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.

(k) “Corporate Change” shall have the meaning assigned to such term in Section XIII(c).

(l) “Covered Employee” means an employee who is a “covered employee,” as defined in Section 162(m).

(m) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

(n) “Disability” means as determined by the Committee in its discretion exercised in good faith, (i) in the case of an Award (other than an Incentive Stock Option) that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle the Holder to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees as then in effect, or in the event that the Holder is a Director or is not covered (for whatever reason) under the Company’s long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, and in the case of an Incentive Stock Option, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code; and (ii) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (1) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (2) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

(o) “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.

(p) An “employee” means any individual in an employment relationship with the Company or any Affiliate.

(q) An “entity” means a corporation, limited liability company, partnership, limited partnership or any other type of legal entity or organization.

(r) “Forfeiture Restrictions” shall have the meaning assigned to such term in Section VIII(a).

(s) “Holder” means the holder of an Award.

(t) “Immediate Family” means, with respect to a Participant, the Participant’s spouse, children or grandchildren (including adopted children, stepchildren and grandchildren).

(u) “Incentive Stock Option” means an incentive stock option within the meaning of section 422 of the Code.

(v) “1934 Act” means the Securities Exchange Act of 1934, as amended.

(w) “Mature Shares” means Shares which have been held by the Holder and with respect to which any applicable forfeiture restrictions have lapsed, in each case, for at least six months.

(x) “Option” means an Award (other than a SAR) granted under Section VII and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

(y) “Option Agreement” means a written agreement between the Company and a Participant with respect to an Option.

(z) “Participant” means an employee, Consultant, or Director who has been granted an Award.

(aa) “Performance Award” means an Award granted under Section IX.

(bb) “Performance Award Agreement” means a written agreement between the Company and a Participant with respect to a Performance Award.

(cc) “Performance Goals” means one or more of the performance goals established with respect to a Performance Award that is based upon one or more of the criteria described in Section IX.

(dd) A “person” means an individual or entity.

(ee) “Phantom Stock Award” means an Award granted under Section X.

(ff) “Phantom Stock Award Agreement” means a written agreement between the Company and a Participant with respect to a Phantom Stock Award.

(gg) “Plan” means the Electronic Cigarettes International Group Ltd. 2014 Long-Term Incentive Plan, as amended from time to time.

(hh) “Plan Share Limit” shall have the meaning assigned to such term in Section V(a).

(ii) “Restricted Stock Agreement” means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

(jj) “Restricted Stock Award” means an Award granted under Section VIII.

(kk) “Restricted Stock Unit Award” or “RSU Award” means an Award granted under Section XII.

(ll) “RSU Award Agreement” means a written agreement between the Company and a Participant with respect to an RSU Award.

(mm) “Rule 16b-3”means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(nn) “Section 162(m)” means section 162(m) of the Code and other guidance promulgated by the Internal Revenue Service under Section 162(m).

(oo) “Section 409A” means section 409A of the Code and other guidance promulgated by the Internal Revenue Service under Section 409A.

(pp) “Share” means a share of Common Stock.

(qq) “Stock Appreciation Right” or “SAR” means a stock appreciation right granted pursuant to Section VII.

(rr) “SAR Agreement” means a written agreement between the Company and a Participant with respect to a SAR.

(ss) “Stock Award” means an award granted pursuant to Section XI.

(tt) “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

III.           EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no Award shall be granted under the Plan prior to such stockholder approval. No Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, all Restricted Stock Awards granted under the Plan have vested or been forfeited, and all Performance Awards, Phantom Stock Awards and RSU Awards have been satisfied or expired.

IV.           ADMINISTRATION

(a) Composition of Committee. The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in Section 162(m) and within the meaning of the term “Non-Employee Director” as defined in Rule 16b-3). The initial Committee shall be the Compensation Committee of the Board.

(b) Powers. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, the number of Shares to be subject to each Option, SAR, Stock Award or Restricted Stock Award, and the number of Shares subject to or the value of each Performance Award, RSU Award or Phantom Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee in its sole discretion shall deem relevant.

(c) Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of each Award Agreement, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may specify in any Award Agreement the effect under the applicable Award of the occurrence of the death, Disability or retirement of the Participant, or the change of control of the Company. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Section IV shall be conclusive.

V.           SHARES SUBJECT TO THE PLAN; AWARD LIMITS; GRANT OF AWARDS

(a) Number of Shares Available for Awards. Subject to adjustment as provided in Section XIII, the aggregate number of Shares that may be issued under the Plan shall be limited 10% of the shares of Common Stock outstanding, which calculation shall be made on the first trading day of a new fiscal year (“Plan Share Limit”); provided that for purposes of 2014, the maximum aggregate number of shares of common stock that may be issued under the 2014 Plan, including pursuant to stock options, stock awards and stock appreciation rights, is limited to 2,250,000 shares of common stock, or approximately 3% of the common stock outstanding on the date the 2014 Plan was approved by the Board of Directors. The Shares that are available for issuance under the Plan may be issued in any form of Award authorized under the Plan. Any Shares that are the subject of Awards under the Plan which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Shares or in a manner such that all or some of the Shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Shares shall again immediately become available to be issued pursuant to Awards granted under the Plan. If Shares are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares shall be treated as Shares that have been issued under the Plan, and the number of such Shares shall not again be available for issuance under the Plan. If Shares are tendered in payment of an option price of an Option or the exercise price of a SAR, such Shares shall not be available for issuance under the Plan.

The following rules shall apply to grants of Awards under the Plan:

(i) In any year no more than 5% of the Common Stock of the Company can be issued pursuant to the Plan.

(ii) No single Participant may receive more than 25% of the total shares awarded in any single year.

(iii) The maximum aggregate amount awarded or credited with respect to Performance Awards to any one employee in any one calendar year that are payable in cash shall not exceed $15,000,000 in value, determined as of the date of grant. The limitations set forth in this clause (iii) shall be applied in a manner that is consistent with the provisions of Section 162(m).

(iv) Incentive Stock Options.  The aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan is 1,000,000 Shares.

(v) Options.  The maximum aggregate number of Shares that may be subject to Options granted in any one calendar year to any one employee shall be 1,000,000 Shares determined as of the dates of grant.

(vi) SARs.  The maximum aggregate number of Shares that may be granted pursuant to SARs granted in any one calendar year to any one employee shall be 1,000,000 Shares, determined as of the dates of grant.

(vii) Adjustments. Each of the foregoing numerical limits stated in this Section V(a) shall be subject to adjustment in accordance with the provisions of Section XIII.

(b) Grant of Awards.  The Committee may from time to time grant Awards to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

(c) Stock Offered.  Subject to the limitations set forth in Section V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such Shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until the termination of the Plan, the Company shall at all times make available a sufficient number of Shares to meet the requirements of the Plan.

VI.           ELIGIBILITY

Awards may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Stock Award, a Restricted Stock Award, a Performance Award, a Phantom Stock Award, a SAR or an RSU Award or any combination thereof.

VII.           STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

(a) Option Period or Stock Appreciation Right Period.  The term of each Option or SAR shall be as specified by the Committee at the date of grant, but shall not be exercisable more than ten years after the date of grant.

(b) Limitations on Exercise of Option or Stock Appreciation Right.  An Option or SAR shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c) Special Limitations on Incentive Stock Options.  Unless otherwise specified in an Option Agreement, Options granted pursuant to the Plan shall be Options that do not constitute Incentive Stock Options. An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.

(d) Option Agreement.  Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price as the Committee may specify, including by the delivery of Shares. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).

(e) SAR Agreement.  Each SAR shall be evidenced by a SAR Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. The terms and conditions of the respective SAR Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding SAR Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including an amendment that accelerates the time at which the SAR, or a portion thereof, may be exercisable). Unless otherwise set forth in a SAR Agreement, upon the exercise of a SAR, a Holder shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the value of a Share on the date of exercise over the grant price by (ii) the number of Shares with respect to which the SAR is exercised. The per Share grant price for a SAR shall be established on the date of grant of the SAR. At the discretion of the Committee, the payment made to a Holder upon the exercise of a SAR may be in cash, in Shares or in any combination thereof. The Committee’s determination regarding the form of payment may be set out in the applicable SAR Agreement pertaining to the grant of the SAR.

(f) Restrictions on Repricing of Options or Stock Appreciation Rights.  Except as provided in Section XIII, the Committee may not, without approval of the stockholders of the Company, amend any outstanding Option Agreement or SAR Agreement to lower the option price (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower option price) or to lower the SAR grant price (or cancel and replace any outstanding SAR with SAR Agreements having a lower SAR grant price). Further, the Committee may not lower an option price of an Option (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower option price) or lower the SAR grant price (or cancel and replace any outstanding SAR with SAR Agreements having a lower SAR grant price) to the extent that doing so would subject the Holder to additional taxes under Section 409A.

(g) Option Price and Payment.  The price at which a Share may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Section XIII, (i) in the case of an Incentive Stock Option, such purchase price shall not be less than the fair market value of a Share on the date such Option is granted, and (ii) in the case of an Option that does not constitute an Incentive Stock Option, such purchase price may be less than the fair market value of a Share on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those Shares acquired pursuant to the exercise of an Incentive Stock Option and for those Shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option, or should the Shares be represented by book or electronic entry rather than certificates, such Shares shall be accounted for separately in such book or electronic entry.

(h) Method of Exercise of Option.

(i) General Method of Exercise. Subject to the terms and provisions of the Plan and the applicable Award Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Holder wishes to exercise such Option on the date such notice is so delivered, (2) the number of Shares with respect to which the Option is to be exercised and (3) the address to which any certificate representing such Shares should be mailed or delivered. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the option price by any combination of the following: (1) cash, certified check, bank draft or postal or express money order for an amount equal to the option price under the Option, (2) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (3) any other form of payment which is acceptable to the Committee.

(ii) Exercise Through Third-Party Broker. The Committee may permit a Holder to elect to pay the option price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the Shares acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the option price and any applicable tax withholding resulting from such exercise.

(i) Options and Stock Appreciation Rights in Substitution for Options Granted by Other Employers.  Options and SARs may be granted under the Plan from time to time in substitution for options held by persons who become employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate. The repricing prohibitions of Sections VII(f) and XIV shall apply to substitution awards granted pursuant to this Section VII(i).

VIII.           RESTRICTED STOCK AWARDS

(a) Forfeiture Restrictions To Be Established by the Committee.  Shares that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the Shares to the Company under certain circumstances (“Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance measures established by the Committee, (ii) the continued employment or service with the Company or an Affiliate for a specified period of time, or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

(b) Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by (i) a stock certificate registered in the name of the Participant, (ii) book or electronic entry or (iii) any other reasonable alternative form for evidencing or representing the issuance of Common Stock. Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, which dividends shall be accrued and paid when the Forfeiture Restrictions applicable to the Restricted Stock Award have lapsed, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of a stock certificate until the Forfeiture Restrictions have lapsed, (ii) the Company shall retain custody of the Common Stock until the Forfeiture Restrictions have lapsed, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock until the Forfeiture Restrictions have lapsed, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

(c) Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d) Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards.  The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse as of such date. Any action by the Committee pursuant to this paragraph (d) may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant.

(e) Restricted Stock Agreements.  At the time any Award is made under this Section VIII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Subject to the consent of the Participant the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

IX.           PERFORMANCE AWARDS

(a) Performance Awards Based Upon Satisfaction of Performance Goals.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Award shall be based upon the attainment of such Performance Goals as the Committee may determine; provided, however, that the performance period for any Performance Award shall not be less than one year.

(b) Performance Goals.  A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: stock price (including adjustments for dividends), funds from operations, adjusted funds from operations, earnings or adjusted earnings before or after interest, taxes, depletion, depreciation or amortization, earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income (before or after taxes), market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, return on investment, return on sales, operating or profit margins, shareholder value, net cash flow, operating income, cash flow, cash flow from operations, cost reductions or cost savings, cost ratios (per employee or per customer), expense control, sales, proceeds from dispositions, project completion time, budget goals, net cash flow before financing activities, customer growth, total capitalization, debt to total capitalization ratio, credit quality or debt ratings, dividend payout, dividend growth, production volumes or safety results. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Performance Goals may be determined by including or excluding, in the Committee’s discretion, items that are determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the disposal or acquisition of a segment of a business, or related to a change in accounting principal, in each case, based on Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, Overall, or other applicable accounting rules, or consistent with Company accounting policies and practices in effect on the date the Performance Goal is established. In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is intended that the Plan will conform with the standards of Section 162(m) and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Subject to the foregoing provisions, and the following provisions of this Section IX, the terms, conditions and limitations applicable to any Performance Awards made pursuant to the Plan shall be determined by the Committee.

(c) Time of Establishment of Performance Goals.  With respect to a Covered Employee, a Performance Goal for a particular Performance Award must be established by the Committee prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the Performance Goal relates or (ii) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain.

(d) Written Agreement.  Each Performance Award shall be evidenced by a Performance Award Agreement that contains any vesting or transferability restrictions, Performance Goals, payment provisions and other provisions not inconsistent with the Plan as the Committee may specify. The terms and provisions of the respective Performance Award Agreements need not be identical.

(e) Form of Payment Under Performance Award.  Payment under a Performance Award shall be made in cash or Shares as specified in the Holder’s Award Agreement.

(f) Certification by Committee Prior to Payment.  Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied.

(g) Time of Payment Under Performance Award.  Unless a Performance Award is structured as a current transfer of Shares subject to a risk of forfeiture in the event Performance Goals are not achieved, a Holder’s payment under a Performance Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that such payment will be made (i) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Award payment is no longer subject to a Substantial Risk of Forfeiture or (ii) at a time that is permissible under Section 409A.

(h) Increases Prohibited.  None of the Committee, the Board or the Company may increase the amount of compensation payable under a Performance Award. If the time at which a Performance Award will vest or be paid is accelerated for any reason, the number of Shares subject to, or the amount payable under, the Performance Award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

(i) Stockholder Approval.  No payments of Stock or cash will be made to a Covered Employee pursuant to this Section IX unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

(j) No Dividend Equivalents.  An Award Agreement for a Performance Award shall not specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award, unless the payment of any such Dividend Equivalents will be subject to the satisfaction of the same performance conditions as apply to the Performance Award.

(k) Dividends.  In the case of a Performance Award that is payable in Shares, if the Holder shall be become entitled to the payment of dividends paid in Shares with respect to the Performance Award, such dividends shall be added to and become a part of the Performance Award. Accordingly, such dividends will be subject to the satisfaction of the same performance conditions as apply to the Performance Shares.

X.           PHANTOM STOCK AWARDS

(a) Phantom Stock Awards.  Phantom Stock Awards are rights to receive the value of Shares which vest over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award.

(b) Award Period.  The Committee shall establish, with respect to and at the time of grant of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.

(c) Awards Criteria.  In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(d) Payment.  Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee.

(e) Termination of Award.  A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable vesting period, except as may be otherwise determined by the Committee.

(f) Phantom Stock Award Agreements.  At the time any Award is made under this Section X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical. A Phantom Stock Award Agreement may provide for the payment of Dividend Equivalents.

XI.           STOCK AWARDS

(a) Stock Awards.  Stock Awards are rights to receive Shares, which vest immediately, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment, partial payment or other conditions of the Participant respecting any Stock Award.

(b) Awards Criteria.  In determining the value of Stock Awards, the Committee may take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

(c) Payment.  A Participant who receives a Stock Award shall be entitled to receive immediate payment of such Award in Common Stock.

XII.           RESTRICTED STOCK UNIT AWARDS

(a) RSU Awards.  An RSU Award shall be similar in nature to a Restricted Stock Award except that no Shares or cash shall be transferred to the Holder until the applicable vesting restrictions lapse or performance conditions have been satisfied. The amount of, and the vesting and the transferability restrictions applicable to, any RSU Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of RSUs credited under the Plan for the benefit of a Holder.

(b) RSU Award Agreement.  Each RSU Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting and transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify. An RSU Award Agreement may provide for the payment of Dividend Equivalents.

(c) Form of Payment Under RSU Award.  Payment under an RSU Award shall be made in cash or Shares as specified in the applicable Award Agreement.

(d) Time of Payment Under RSU Award.  Payment to a Holder under an RSU Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (i) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the RSU Award payment is no longer subject to a Substantial Risk of Forfeiture or (ii) at a time that is permissible under Section 409A.

XIII.           RECAPITALIZATION OR REORGANIZATION

(a) No Effect on Right or Power.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Capital Readjustments; Stock Dividends.  The Shares with respect to which Awards may be granted are Shares as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of Shares outstanding, without receipt of consideration by the Company, then (i) the number of Shares, class or series and per Share price with respect to which such Award may thereafter be exercised or satisfied, as applicable, shall be appropriately adjusted in such a manner as to entitled a Holder to receive upon exercise or satisfaction of an Award, for the same aggregate cash consideration, the equivalent total number and class of series of Common Stock the Holder would have received had the Holder exercised the Holder’s Option or satisfied the requirements under another Award prior to the event requiring the adjustment, and (ii) the number and class or series of Common Stock then available for issuance under the Plan and the numerical limitations in Section V(a) shall be adjusted by substituting for the total number and class or series of Common Stock then available for issuance that number and class or series of Common Stock that would have been received by the owner of an equal number of outstanding Shares of each class or series of Common Stock as a result of the event requiring the adjustment.

(c) Corporate Changes.  If (i) the Company shall not be the surviving entity in any merger or consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was directly or indirectly wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person (other than an entity that is directly or indirectly wholly owned by the Company), (iii) the Company is to be dissolved, (iv) any person, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, power to vote) of more than 50 percent of the outstanding shares of the Company’s voting stock (based on voting power), (v) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board, or (vi) the Company is party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (i), (ii), (iii), (iv) or (v) of this sentence (each such event is referred to herein as a “Corporate Change”), then, the Committee, acting in its sole discretion without the consent or approval of any Holder (subject to any restrictions or limitations in an agreement with a Holder), shall effect one or more of the following alternatives, which alternatives may vary among individual Holders and which may vary among Options or SARs held by any individual Holder: (1) accelerate the time at which Options and SARs then outstanding may be exercised so that such Options or SARs may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and SARs and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by all or selected Holders of some or all of the outstanding Options and SARs held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreements) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay (or cause to be paid) to each Holder an amount of cash per Share equal to the excess, if any, of the amount calculated in paragraph (d) below (“Change of Control Value”) of the Shares subject to such Option over the exercise price(s) under such Options for such Shares or the grant date values of the SARs with respect to such Shares, (3) with respect to all or selected Holders, have some or all of their then outstanding Options or SARs (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Options or SARs under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Common Stock subject to the Option or SAR immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all Common Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and (B) the assumed rights under such existing Option or SAR or the substituted rights under such new Option or SAR, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be, or (4) make such adjustments to Options or SARs then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options or SARs then outstanding), including adjusting an Option or SAR to provide that the number and class of Shares covered by such Option or SAR shall be adjusted so that such Option or SAR shall thereafter cover securities of the surviving or acquiring corporation or other property (including cash) as determined by the Committee in its sole discretion.

(d) Change of Control Value.  For the purposes of clause (2) in paragraph (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per Share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per Share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per Share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this paragraph (d) or paragraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(e) Other Changes in the Common Stock.  In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Section XIII, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion as to the number and price of Shares or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, the aggregate number of Shares then available for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any one individual and the numerical limitations in Section V(a) may be appropriately adjusted by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, except as otherwise provided in Section XV(h) or an Award Agreement, upon the occurrence of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, may require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Performance Awards, RSU Awards and Phantom Stock Awards as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Performance Awards, RSU Awards and Phantom Stock Awards and the Company shall pay (or cause to be paid) to each Participant an amount of cash equal to the maximum value of such Performance Award, RSU Award or Phantom Stock Award which, in the event the applicable performance or vesting period set forth in such Performance Award, RSU Award or Phantom Stock Award has not been completed, shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the first day of the applicable performance or vesting period and ending on the date of the surrender, and the denominator of which is the aggregate number of days in the applicable performance or vesting period.

(f) No Adjustments Unless Otherwise Provided.  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Awards theretofore granted or the purchase price per share, if applicable.

XIV.           AMENDMENT AND TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan at any time with respect to any Shares for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, (a) amend the Plan to increase the maximum aggregate number of Shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan, or (b) amend or delete Section VII(f).

XV.           MISCELLANEOUS

(a) No Right To An Award.  Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Award or any other rights hereunder except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

(b) No Employment/Membership Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

(c) Other Laws.  The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the Shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such Shares.

(d) No Fractional Shares.  No fractional Shares shall be delivered, nor shall any cash in lieu of fractional Shares be paid.

(e) Withholding.  The Company or any Affiliate shall be entitled to deduct from any other compensation payable to each Holder any sums required by federal, state, local or foreign tax law to be withheld with respect to an Award including the vesting or exercise of an Award. Alternatively, the Company or any Affiliate may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or Affiliate in cash or by check upon the vesting or exercise. Alternatively, in the discretion of the Committee, the Company may reduce the number of Shares issued to the Holder upon the exercise or vesting of a Holder’s Award to satisfy the tax withholding obligations of the Company or an Affiliate. The Committee may, in its discretion, allow a Holder to use Mature Shares to satisfy the Company’s or Affiliate’s tax withholding obligations with respect to an Award. The Company shall have no obligation upon vesting or exercise of any Award until the Company or an Affiliate has received payment sufficient to satisfy the Company’s or Affiliate’s tax withholding obligations with respect to that vesting or exercise. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

(f) No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(g) Restrictions on Transfer.  An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Section VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code, or the rules thereunder, (iii) with respect to Awards of Options which do not constitute Incentive Stock Options, if such transfer is permitted in the sole discretion of the Committee, by transfer by a Participant to a member of the Participant’s Immediate Family, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family, or to a partnership or limited liability company whose only partners or shareholders are the Participant and members of the Participant’s Immediately Family, or (iv) with the consent of the Committee.

(h) Compliance With Section 409A.  Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. Each Award Agreement for an Award that is intended to comply with the requirements of Section 409A shall be construed and interpreted in accordance with such intention. If the Committee determines that an Award, an Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken or implemented, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A.

(i) Restrictions.  If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to an Award, the Committee may issue such instructions to the Company’s stock transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to an Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

(j) Rights As a Stockholder.  Subject to the terms and conditions of the Plan and the applicable Award Agreements, each Holder of an Award shall have all the rights of a stockholder with respect to Shares issued to the Holder pursuant to the Award during any period in which such issued Shares are subject to forfeiture and restrictions on transfer, including the right to vote such Shares. In no event shall a Holder have any rights of a stockholder with respect to an Award before Shares are issued to the Holder pursuant to the Award.

(k) Recoupment in Restatement Situations.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable securities laws, the current or former Holder who was a current or former executive officer of the Company shall forfeit and must repay to the Company any compensation awarded under the Plan to the extent specified in any of the Company’s recoupment policies established or amended (now or in the future) in compliance with the rules and standards of the Securities and Exchange Commission Committee under or in connection with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

(l) Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Affiliates shall be covered by the Plan; (ii) determine which persons employed or hired outside the United States are eligible to participate in the Plan; (iii) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States; (iv) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable (and any subplans and modifications to Plan terms and procedures established under this Section XV(l) by the Committee shall be attached to the Plan document as Appendices); and (v) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the 1934 Act, the Code, any securities law or governing statute or any other applicable law.

(m) Governing Law.  The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to conflicts of laws principles thereof.

(n) Interpretation.  The term “including” means “including without limitation.”  The term “or” means “and/or” unless clearly indicated otherwise. The term “vest” includes the lapse of restrictions on Awards, including Forfeiture Restrictions. Reference herein to a “Section” shall be to a section of the Plan unless indicated otherwise.